UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) June 22, 2009

                    GENERAL EMPLOYMENT ENTERPRISES, INC.
             (Exact Name of Registrant as Specified in Charter)



          Illinois                 1-05707          36-6097429
   (State or Other Jurisdiction  (Commission      (IRS Employer
        of Incorporation)        File Number)   Identification No.)

                               One Tower Lane
                                 Suite 2200
                         Oakbrook Terrace, IL  60181
             (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code (630) 954-0400

                               Not applicable
        (Former Name or Former Address, if Changed Since Last Report)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







   ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

   AMENDMENT TO CONSULTING AGREEMENT

        General Employment Enterprises, Inc., an Illinois corporation (the "Company"), previously entered into a Securities Purchase and Tender Offer Agreement (the "Purchase Agreement") with PSQ, LLC, a Kentucky limited liability company ("Purchaser"), on March 30, 2009, pursuant to which Purchaser (i) agreed to purchase from the Company (the "Share Purchase") 7,700,000 newly issued shares of common stock, no par value (the "Common Stock"), of the Company at a purchase price of $0.25 per share, and (ii) commenced a cash tender offer (the "Offer") to purchase from the Company's shareholders up to 2,500,000 outstanding shares of Common Stock at a purchase price of $0.60 per share. Consummation of the Offer and the Share Purchase is subject to certain customary closing conditions.

        In connection with entering into the Purchase Agreement, on March 30, 2009, the Company, Purchaser and Herbert F. Imhoff, Jr. entered into a Consulting Agreement (the "Consulting Agreement"), which agreement will become effective upon the closing of the Share Purchase and the Offer (the "Closing").

        On June 22, 2009, the Company, Purchaser and Mr. Imhoff, Jr. entered into an amendment to the Consulting Agreement (the "Amendment"). The Amendment was principally entered into to allow for the Company to pay the consulting fees that are to be paid to Mr. Imhoff, Jr. under the Consulting Agreement over a period of five years after the Closing, instead of the original term of three years after the Closing. As such, the Amendment provides that the Consulting Agreement will run for a term of five years instead of the original term of three years (except that Mr. Imhoff will continue to serve on the Board of Directors of the Company for a period of three years after the Closing, as originally provided in the Consulting Agreement, and not five years), and that Mr. Imhoff, Jr. will be paid consulting fees thereunder equal to $180,000 per year over such five-year term instead of the original consulting fees of $300,000 per year over the original three-year term. The Amendment also provides that Mr. Imhoff, Jr. will provide up to 20 hours of consulting services per week, instead of the 40 hours per week initially specified in the Consulting Agreement.

        In addition, the Company was notified by NYSE Amex, the exchange on which the Company's Common Stock is traded, that the issuance of the 500,000 shares of Common Stock by the Company to Mr. Imhoff, Jr. contemplated by the Consulting Agreement (the "Imhoff Share Issuance") should be separately approved by the Company's shareholders prior to issuance. In order to comply with such requirement, the Amendment provides that the Imhoff Share Issuance will be deferred until after the Closing, and that promptly after the Closing, PSQ will adopt a written consent of the shareholders of the Company (the "PSQ Written Shareholder Consent") in favor of the approval of such share issuance,

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   subject to compliance with applicable state law notice requirements.
   If the Closing occurs, PSQ will own a sufficient number of shares of Common Stock to effect the approval of the Imhoff Share Issuance by virtue of the adoption of the PSQ Written Shareholder Consent.

        The foregoing descriptions of the Purchase Agreement, the Consulting Agreement and the Amendment do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, the Consulting Agreement and the Amendment, copies of which are filed herewith as Exhibits 2.1, 10.1 and 10.2, respectively, and which are incorporated herein by reference.

   NEW EMPLOYMENT AGREEMENTS

        The Company previously entered into (and subsequently amended) employment agreements with Kent M. Yauch, Vice President, Chief Financial Officer and Treasurer of the Company, and Marilyn L. White, Vice President of the Company (together, the "Previous Employment Agreements").

        The Previous Employment Agreements provided for the at-will employment of Mr. Yauch and Ms. White and provided for the waiver by Mr. Yauch and Ms. White of any benefits to which they may have been entitled under the Company's Key Manager Plan. The Previous Employment Agreements further provided, among other things, that upon a change in control of the Company, the severance available to each of Mr. Yauch and Ms. White would include (i) a cash payment equal to two times the employee's base salary, (ii) accelerated vesting of all cash or stock awards, (iii) payment of the employee's severance bonus, (iv) payment for any accrued but unused vacation pay, and (v) continued coverage for a period of two years under the Company's medical, dental and vision plans, and other benefit plans and programs in which the employee is a participant on the date of his or her termination.

        At the request of PSQ, on June 26, 2009, Mr. Yauch entered into a new employment agreement with the Company (the "New Yauch Employment Agreement") and Ms. White entered into a new employment agreement with the Company (the "New White Employment Agreement", and together with the New Yauch Employment Agreement, the "New Employment Agreements"). The New Employment Agreements replace in their entirety the Previous Employment Agreements.

        The New Employment Agreements provide, among other things, that
   (i) Mr. Yauch's annual salary will be $150,000 and Ms. White's annual salary will be $150,000; (ii) the New Employment Agreements each will have a term of two years from the Closing; (iii) Mr. Yauch and Ms. White will each receive as additional compensation from the Company a grant on the date of the Closing of 25,000 stock options under the Company's 1997 Stock Option Plan, 50% of which will vest immediately and 50% of which will vest one year after the date of the Closing, with the exercise price of such options to be equal to the closing trading price of the Company's Common Stock on the NYSE Amex on the

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   date of the Closing; (iv) if Mr. Yauch or Ms. White terminates his or her employment with the Company before the end of the two-year term for good reason (as defined in the New Employment Agreements), or if the employment of Mr. Yauch or Ms. White is terminated by the Company before the end of the two-year term without cause (as defined in the New Employment Agreements), then (a) the Company will continue to pay such employee's salary to such employee during the remainder of such two-year term, (b) the Company will continue to provide health insurance coverage to such employee during the remainder of such two-year term, and (c) the options granted to such employee under his or her New Employment Agreement will terminate three years after the termination of such employee's employment with the Company; and
   (v) Mr. Yauch and Ms. White shall be entitled to benefits that are provided generally to the most senior executive officers of the Company, and their benefits shall not be reduced at any time to exclude current coverages.

        The foregoing descriptions of the Previous Employment Agreements, the New Yauch Employment Agreement and the New White Employment Agreement do not purport to be complete and are qualified in their entirety by reference to such agreements, copies of which are filed herewith as Exhibits 10.3, 10.4 and 10.5, respectively, and which are incorporated herein by reference.

   ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

        The information set forth under Item 1.01 above is incorporated by reference into this Item 5.03.

        The Company's By-laws previously prohibited actions taken by written consent of the Company's shareholders unless the consent was approved by all of the Company's shareholders. In connection with entering into the Amendment, and in order to facilitate the PSQ Written Shareholder Consent in favor of the Imhoff Share Issuance, the Board of Directors approved an amendment to the Company's By-laws on June 22, 2009, which amendment is to become effective on June 30, 2009, to eliminate the requirement that actions taken by written consent of the Company's shareholders be approved by all of the Company's shareholders. The effect of removing such provision from the Company's By-laws is that the applicable provisions of the Illinois Business Corporation Act will govern the requirements relating to actions taken by written consent of the Company's shareholders.

        The foregoing description of the amendment to the By-laws described above does not purport to be complete and is qualified in its entirety by reference to the amendment, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.




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   FORWARD-LOOKING STATEMENTS

        The statements made in this Current Report on Form 8-K which are not historical facts are forward-looking statements and, except for statements made with respect to the Offer, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding the acquisition of shares pursuant to the Offer, the consummation of the Share Issuance, the filing of documents and information with the SEC, other future or anticipated matters regarding the transactions discussed in this release and the timing of such matters. Such forward-looking statements often contain or are prefaced by words such as "will" and "expect." As a result of a number of factors, the Company's actual results could differ materially from those set forth in the forward-looking statements. Certain factors that might cause our actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the risk that the conditions to the closing of the Offer or the Share Purchase set forth in the Purchase Agreement will not be satisfied, (ii) changes in the Company's business during the period between the date of this Current Report on Form 8-K and the Closing, (iii) obtaining regulatory approvals (if required) for the transaction, (iv) the risk that the transaction will not be consummated on the terms or timeline first announced and (v) those factors set forth in the "Forward-Looking Statements" section of the Company's filings with the SEC, including its most recent Annual Report on Form 10-KSB. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

   ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

   (d)  EXHIBITS.

   Exhibit No.    Description
   -----------    -----------
      2.1         Securities Purchase and Tender Offer Agreement, dated
                  as of March 30, 2009, by and among General Employment
                  Enterprises, Inc. and PSQ, LLC. (Incorporated by reference to Exhibit 2.1 to the Company's Current
                  Report on Form 8-K dated March 30, 2009).

      3.1         Amendment to the By-Laws of General Employment
                  Enterprises, Inc.

     10.1 Consulting Agreement, dated as of March 30, 2009, by and among Herbert F. Imhoff, Jr., General Employment Enterprises, Inc. and PSQ, LLC. (Incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K dated March 30, 2009).



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     10.2         Amendment No. 1, dated as of June 22, 2009, to
                  Consulting Agreement, dated as of March 30, 2009, by and among Herbert F. Imhoff, Jr., General Employment Enterprises, Inc. and PSQ, LLC.

     10.3 Form of employment agreement with executive officers (incorporated by reference to Exhibit 10.01 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2001), as amended by the Form of First Amendment of Employment Agreements with Marilyn L. White and with Kent M. Yauch, effective as of October 2, 2007 (incorporated by reference to Exhibit 10.19 to the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007), as further amended by the Second Amendment of Employment Agreement with Marilyn L. White, effective as of January 27, 2009 (incorporated by reference to Exhibit 10.02 to the Company's Form 8-K filed with the Securities and Exchange Commission on March 26, 2009).

     10.4         Employment Agreement between General Employment
                  Enterprises, Inc. and Kent M. Yauch, dated June 26,
                  2009.

     10.5         Employment Agreement between General Employment
                  Enterprises, Inc. and Marilyn L. White, dated June 25,
                  2009.



























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                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 GENERAL EMPLOYMENT ENTERPRISES, INC.

   Date: June 26, 2009           By:       /s/ Kent M. Yauch
                                           ------------------------------
                                 Name:     Kent M. Yauch
                                 Title:    Vice President, Chief
                                           Financial Officer and
                                           Treasurer






































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                                EXHIBIT INDEX
                                -------------

   Exhibit No.    Description
   -----------    -----------
      2.1         Securities Purchase and Tender Offer Agreement, dated
                  as of March 30, 2009, by and among General Employment
                  Enterprises, Inc. and PSQ, LLC. (Incorporated by reference to Exhibit 2.1 to the Company's Current
                  Report on Form 8-K dated March 30, 2009).

      3.1         Amendment to the By-Laws of General Employment
                  Enterprises, Inc.

     10.1 Consulting Agreement, dated as of March 30, 2009, by and among Herbert F. Imhoff, Jr., General Employment Enterprises, Inc. and PSQ, LLC. (Incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K dated March 30, 2009).

     10.2         Amendment No. 1, dated as of June 22, 2009, to
                  Consulting Agreement, dated as of March 30, 2009, by and among Herbert F. Imhoff, Jr., General Employment Enterprises, Inc. and PSQ, LLC.

     10.3 Form of employment agreement with executive officers (incorporated by reference to Exhibit 10.01 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2001), as amended by the Form of First Amendment of Employment Agreements with Marilyn L. White and with Kent M. Yauch, effective as of October 2, 2007 (incorporated by reference to Exhibit 10.19 to the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007), as further amended by the Second Amendment of Employment Agreement with Marilyn L. White, effective as of January 27, 2009 (incorporated by reference to Exhibit 10.02 to the Company's Form 8-K filed with the Securities and Exchange Commission on March 26, 2009).

     10.4         Employment Agreement between General Employment
                  Enterprises, Inc. and Kent M. Yauch, dated June 26,
                  2009.

     10.5         Employment Agreement between General Employment
                  Enterprises, Inc. and Marilyn L. White, dated June 26,
                  2009.







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